RELATED-PARTY TRANSACTION	6 Months Ended
Jun. 30, 2011
Related-Party Transaction
RELATED-PARTY TRANSACTION
NOTE I – RELATED-PARTY TRANSACTION

	06/30/11	12/31/10
Note Payable- Collins, interest rate 12%	$145,679	$145,679
Accrued interest, Collins	59,096	59,096
Amount due to related party	$204,775	$204,775

On August 15, 2008, the Company entered into a Promissory Note in the principal amount of $431,925 with William Collins, the Company’s CEO, with an interest rate of 12% per annum. The interest on the note is payable in cash on a monthly basis. This note is unsecured and due on demand. As of June 30, 2011 and December 31, 2010, the balance due to Collins was $204,775, of which $59,096 is accrued interest for both periods.